UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2016

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 23, 2016, the Chairman of the Board and Chief Executive Officer of MPLX GP LLC, the general partner of MPLX LP ("MPLX") will make a presentation at the Credit Suisse 2016 Energy Summit in Vail, Colorado (the “Presentation”). The slides attached as Exhibit 99.1 to this Current Report on Form 8-K are to be displayed at the Presentation and are incorporated herein by reference. The slides will also be available on the MPLX website at http://ir.mplx.com. No information contained on or accessible through such website shall be deemed to be part of or incorporated by reference into this report other than the Exhibit 99.1 identified herein.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Credit Suisse 2016 Energy Summit Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: February 22, 2016	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Credit Suisse 2016 Energy Summit Presentation